Exhibit 99.1

INVESTOR PRESENTATION · LD MICRO · OCTOBER 2026 We own the building. Our customers bring the compute. Duos develops and operates modular AI colocation sites of 10 to 30 megawatts, providing the shell, power, cooling, and security for its customers’ compute. 55 MW Axe Compute hosting agreements 10 MW hyperscaler agreement (Jul 2026) >$50M 2026 revenue outlook, reaffirmed Oct. 5 DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT

LEGAL Safe Harbor Statement This presentation, together with other written or oral statements made from time to time, includes “forward - looking statements” within the meaning of the federal securities laws . Forward - looking statements are not based on historical fact and include, without limitation, statements regarding our future financial condition and results of operations, business strategy, capacity and deployment plans, capital plans, and the objectives of management for future operations . Forward - looking statements involve known and unknown risks, assumptions, and uncertainties that could cause actual results to differ materially from those expressed or implied . These include, among others : the timing and availability of electrical power and site readiness ; equipment and supply - chain lead times ; construction and commissioning schedules ; customer acceptance, commencement, and renewal of contracts ; concentration among a limited number of customers ; the performance of counterparties under our hosting, capacity supply, and deferred - payment arrangements ; the availability, cost, and terms of debt and other financing ; permitting and regulatory approvals ; and the pace and durability of demand for AI compute infrastructure . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future events or otherwise, except as required by law . Industry and market data used herein are drawn from third - party publications and studies that we believe to be reliable but have not independently verified . Any unit economics, projections, or illustrative figures are for informational purposes only, rest on assumptions that are subject to change, and should not be relied upon as predictions of future results . This presentation refers to Adjusted EBITDA, a non - GAAP financial measure, only in describing the Company’s previously issued full - year 2026 outlook . Adjusted EBITDA is not a substitute for, and should be read together with, results prepared in accordance with U . S . GAAP . Historical financial information is presented on a GAAP basis . DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 2

THE OPPORTUNITY Why DUOT Contracted demand, an operating AI campus, and a portfolio that can grow well beyond today’s footprint. 55 MW AXE COMPUTE HOSTING AGREEMENTS Five - year agreements signed August 2026; >$500M of base payments; readiness targeted late 2026 to early 2027; billing follows testing and acceptance. Operating COLUMBUS, GA AI CAMPUS Serving a hyperscale anchor customer; 10 MW hyperscaler agreement (>$111M, five years) announced Jul 16; Q4 2026 availability expected. ~$28M TECHNOLOGY SOLUTIONS BACKLOG So far in 2026, as of Q2 2026; Technology Solutions was the largest revenue line in Q2 2026. 10 – 30 MW TARGET SITE SIZE Modular colocation sites below hyperscale campus scale, in underserved Tier 3 and Tier 4 markets. 100+ MW IDENTIFIED OPPORTUNITIES Under evaluation in 5 – 10 MW tranches; no commitments assumed. Q2 2026 POSITIVE OPERATING INCOME Continuing operations; full - year 2026 outlook of >$50M revenue and positive Adjusted EBITDA reaffirmed Oct 5. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 3

THE BUSINESS MODEL We own the apartment. We are not the furniture. In our standard colocation model, Hosting provides the building and everything that makes it run, and the customer brings the co mpute. Technology Solutions sells sourcing and fulfillment to other operators. DUOS PROVIDES The landlord ■ Shell Modular data hall ■ Power Utility power and distribution ■ Cooling High - density, N+1 redundant ■ Security Controlled entry, 24/7 monitoring IN A STANDARD AGREEMENT, THE CUSTOMER PROVIDES The furniture ■ GPUs & servers Owned or financed by the customer ■ Networking Carrier - neutral, customer - selected ■ Software Their stack, their workloads ■ Pricing basis Capacity - based contracted fees Long - dated, capacity - based contracts, delivered from facilities we own and operate. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 4 Columbus: Since the Sept 30 sale, Duos serves its existing customer under a revised five - year agreement, leasing the GPU capacit y from Axe Compute and providing colocation and energy for that cluster (Duos and Axe Compute releases, Oct 5, 2026).

EXECUTION Columbus: the model, delivered Our first owned campus: acquired in 2026 and now supporting AI workloads for a hyperscale anchor customer. 1 2026 Campus acquired Our first owned, brick - and - mortar data center, funded in part by a $55M registered direct offering. 2 JULY 2026 Tenants signed Nistar signs a Master Services Agreement for up to 2 MW (July 7). A five - year, 10 MW hyperscaler agreement (>$111M) is announced (July 16). 3 OCT. 2026 In service Initial deployment serving a hyperscale anchor customer on a cluster of 2,304 NVIDIA B300 GPUs. 4 SEPT. 2026 GPU fleet sold SPV sold to Axe Compute, which repaid ~$87.8M of SPV debt. The customer continues on a revised five - year agreement. 5 Q4 2026E Hyperscaler Availability of the 10 MW hyperscaler capacity expected in Q4 2026, as announced July 16. Operating AI INFRASTRUCTURE CAMPUS Serving a hyperscale anchor customer 5 years ANCHOR CUSTOMER AGREEMENT Revised agreement, effective with the Sept. 30 sale Owned AND OPERATED BY DUOS Power, cooling, security, managed infrastructure Sources: Company releases of July 7, July 16 and Oct. 5, 2026; Form 8 - K filed Oct. 5, 2026; Form 10 - Q for Q2 2026. Milestone 5 i s a management expectation from the July 16 release, not a completed milestone. Signed capacity is not necessarily energized, accepted, or billing. Since Sept. 30, Duos serves the anchor customer using GPU capacity leased fr om Axe Compute. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 5

CONTRACTED DEMAND

Demand is contracted. Delivery is under way.

We report each agreement by where it stands — contracted capacity is not the same as capacity in service or billing.

55 MW
Axe Compute hosting agreements, multi-site, five years

>$500M
Aggregate base payments, Axe Compute agreements

In service
Columbus anchor customer, revised five-year agreement

>$111M
10 MW Columbus hyperscaler agreement, five years

PRINCIPAL AGREEMENTS

Counterparty	Scope · site	Capacity	Term · value	Status (public disclosures)
Axe Compute (Nasdaq: AGPU)	Hosting · multiple U.S. sites, not yet disclosed	55 MW	5 years · >$500M	Signed Aug. 2026; readiness targeted late 2026 to early 2027
Investment-grade hyperscaler	Colocation · Columbus, GA	10 MW	5 years · >$111M	Announced July 16, 2026; availability expected Q4 2026
Columbus anchor customer	AI compute services · Columbus, GA	Not disclosed	5 years (revised) · n.d.	In service; continued without interruption after Sept 30 sale
Nistar	Colocation · Columbus, GA	Up to 2 MW	Not disclosed	Master Services Agreement signed July 2026

Agreements are shown individually as announced and are not totaled. Signed capacity is not the same as energized, accepted, or billing capacity; Axe billing follows ready-for-service testing and Axe's written acceptance. n.d. = not disclosed. Sources: Company releases of July 7, July 16, Aug. 17 and Oct. 5, 2026.

DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT

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GROWTH AND CAPITAL

From contracted demand to recurring revenue

Columbus shows the path works. Growth capital moves signed agreements and identified sites along the same path, project by project.

PROJECT	Customer demand	Power and site	Project funding	Build and commission	Customer acceptance	Recurring revenue
Columbus campus Operating	Operating and in service for a hyperscale anchor customer					
Hyperscaler · 10 MW Columbus · signed Jul 2026	Signed	Availability expected Q4 2026 (Jul 16 release) · >$111M over five years				
Axe Compute · 55 MW Multi-site · signed Aug 2026	Signed	Sites not yet disclosed · readiness targeted late 2026 to early 2027 · >$500M base payments, billed after acceptance				
Identified pipeline 100+ MW under evaluation		Sites in 5–10 MW tranches (Q2 2026 call) · no customer, power or financing commitment assumed				

■ Achieved ☐ Ahead

WHERE GROWTH CAPITAL GOES Power, facilities, equipment and deployment

Capital is committed project by project against signed demand; each site delivered and accepted adds recurring Hosting revenue.

Illustrative. Contract values are realized only as capacity is delivered and accepted; identified opportunities are not commitments. Sources: Company releases Jul 16, Aug 17, Oct 5, 2026; Q2 2026 earnings call.

DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT
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COMPETITIVE POSITION How we compete 1 Power - first site selection We prioritize sites with available utility power and room to expand in underserved Tier 3 and Tier 4 markets. 2 Integrated modular build One repeatable modular data hall, deployed in existing buildings or new tilt - wall shells. Our patented entryway (U.S. Patent No. 12,404,690) keeps particulates out of the hall. 3 In - house sourcing Technology Solutions sources power, cooling, and cabinet equipment across manufacturers, for our own sites and for third - party customers. ONE ARCHITECTURE, TWO SCALES The same modular design spans our edge data centers in Texas and the Columbus AI campus. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 8

TECHNOLOGY SOLUTIONS Technology Solutions: sourcing and fulfillment Duos Technology Solutions provides manufacturer - agnostic sourcing and fulfillment of data - center equipment. It was the Company’s largest source of revenue from continuing operations in Q2 2026. FOR DUOS Sourcing for our own sites ■ The same sourcing and fulfillment team supports Duos deployments ■ Equipment across power, cooling, cabinets, and structured cabling ■ Earlier visibility into manufacturer lead times FOR THE MARKET Sourcing and fulfillment, sold on ■ Manufacturer - agnostic sourcing for data - center operators and integrators ■ Fulfillment from order through delivery ■ Revenue reported as a separate line: Technology Solutions $3.2M Q2 2026 REVENUE Up from $0.6M in Q1 2026 ~$28M BACKLOG SO FAR IN 2026 Per Q2 2026 results release #1 REVENUE LINE IN Q2 2026 Largest source of continuing revenue $3.8M H1 2026 REVENUE Six months ended June 30, 2026 A complementary revenue line alongside Hosting, reported separately as Technology Solutions. Revenue per Form 10 - Q for the quarter ended June 30, 2026 (Q1 derived as six - month less Q2). Backlog per the Company’s Q2 2026 r esults release (Aug 17, 2026). DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 9

FOOTPRINT An owned AI campus and an edge network Columbus, Georgia anchors the AI colocation platform; edge data centers serve Tier 3 and Tier 4 markets, primarily in Texas. Operating or deployed Announced development OPERATING OR DEPLOYED Columbus, GA campus Edge: Amarillo, TX (2) · Abilene, TX · Corpus Christi, TX · Victoria, TX ANNOUNCED DEVELOPMENT Pampa, TX 15 edge data center pods deployed through year - end 2025, incl. Texas and Illinois sites not shown (FY2025 release). 10 – 30 MW target new - site size DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 10

UNIT ECONOMICS What one megawatt does Illustrative, at the contracted rate on our executed colocation agreement. Every site is the same unit, repeated. <$6.0M Capital to build one IT megawatt Roughly half the $10 – 12M industry standard $185 Per kW, per month, contracted ≈ $2.2M of annual revenue per megawatt ~$1.0M Site EBITDA per megawatt, per year Power is the dominant operating cost <3Years Payback time frame Short payback of initial investment with +5 year contracts The whole company is this slide, multiplied. A pod is a known cost, a known rent, and a known margin — so growth is a question o f capital and sites, not of invention. Illustrative unit economics based on management assumptions and the rate in the Company’s executed colocation agreement. Actu al results will vary with delivered power cost, utilization, site operating expense and timing. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 11

FINANCIAL SUMMARY Revenue growth and operating progress Revenue up 271% in 2025, gross margin above 50% in the first half of 2026, and positive operating income in Q2 2026. FY 2026E H1 2026A FY 2025A FY 2024A $ in millions > $50.0 $8.3 $27.0 $7.3 Revenue — $4.5 $7.9 $0.5 Gross profit — 54.1% 29.2% 6.4% Gross margin — ($3.1) ($9.8) ($11.0) Operating income (loss) — $44.4 ($9.8) ($10.8) Net income (loss) — $112.3 $15.5 $6.3 Cash & equivalents, period end REVENUE, $ MILLIONS $7.3 $27.0 $50.0 FY2024A FY2025A FY2026E FY2026E shown at the guidance floor of $50M. GAAP figures. FY 2024A and FY 2025A as reported in the Company’s FY2025 results release (Mar 31, 2026), including the rail bu sin ess divested in August 2026. H1 2026A reflects continuing operations per the Form 10 - Q for the quarter ended June 30, 2026. Revenue includes related - party services and consulting revenue of $22.4M in FY 2025 and $4.5M in H1 2026. H1 2026 net income includes a ~$53.2M gain on the sale of investments. Cash is shown at each period end and is not a current balance. FY 2026E reflects the revenue outlook reaffirmed October 5, 2026. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 12

OUTLOOK AND CAPITAL 2026 outlook and capital position Full - year 2026 outlook as reaffirmed Oct. 5, 2026. 2026 OUTLOOK AND MILESTONES > $50M TOTAL REVENUE Reaffirmed Oct. 5, 2026. Positive ADJUSTED EBITDA Non - GAAP measure. Reaffirmed Oct. 5, 2026. + $160M 2027 REVENUE OUTLOOK Announced Q2 Earnings Call CAPITAL ITEMS $112.3M CASH AT JUNE 30, 2026 Historical, last reported balance; not current liquidity. Q3 2026 results not yet reported. $42.9M GROSS DEFERRED CONSIDERATION From the September 30 GPUaaS sale; installment payments subject to contractual offsets and accelerated settlement provisions. ~$87.8M SPV DEBT REPAID BY AXE Repaid by Axe at the Sept. 30 closing; separate from the deferred consideration. CAPITAL ALLOCATION Colocation first — capital directed exclusively to 10 – 30 MW modular colocation sites (Oct. 5, 2026). DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 13

IN SUMMARY Contracted, owned, and executing Execution investors can see today and a portfolio that can scale well beyond it. Contracted Five - year Axe Compute agreements (55 MW, >$500M base payments) and a five - year, 10 MW Columbus hyperscaler agreement (>$111M). Executing at Columbus An owned, operating campus supporting AI workloads for a hyperscale anchor customer, with service uninterrupted through the Sept. 30 sale. Owned and operated Duos owns and operates the Columbus facility, providing power, cooling, security, and managed infrastructure. Two businesses Hosting and Technology Solutions. Technology Solutions was the largest revenue line in Q2 2026. 2026 outlook reaffirmed Revenue above $50M and positive Adjusted EBITDA for full - year 2026, reaffirmed Oct. 5, 2026. Path to scale More than 100 MW under evaluation; growth capital deployed project by project into 10 – 30 MW colocation sites. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 14 INVESTOR RELATIONS · DUOT@duostech.com · duostech.com

APPENDIX · LEADERSHIP Operators who have built and sold this before DR Doug Recker Chief Executive Officer Founder of Duos Edge AI. Previously founded Colo5 (acquired by Cologix) and EdgePresence (acquired by Ubiquity). DP Dipan Patel Chief Operating Officer Digital infrastructure executive at Telstra InfraCo across a $25B+ portfolio; EVP of Strategy, Technology, and New Business Initiatives at SBA Communications. PhD, Imperial College London. CD Christopher DeAlmeida Chief Financial Officer 20+ years of public - company financial leadership. CFO of Wrap Technologies (2022 – 2024); 11 years at Orion Group Holdings, including as CFO. KS Kristen Sanderson Senior Vice President Seasoned sales leader with 20+ years in enterprise sales and the data center industry, driving strategic business development. BOARD OF DIRECTORS Chaired by Brig. Gen. (Ret.) James Craig Nixon. Director biographies and committee composition are in the Company’s most rece nt proxy statement. DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 15

Thank you We own the building. Our customers bring the compute. INVESTOR RELATIONS DUOT@duostech.com Duos Technologies Group, Inc. · NASDAQ: DUOT · duostech.com · duosedge.ai DUOS TECHNOLOGIES GROUP, INC. | NASDAQ: DUOT 16